Exhibit 24.05

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Bank of the Carolinas Corporation hereby makes, constitutes and appoints Stephen R. Talbert and Megan W. Patton, and each of them acting individually, his true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in his name and on his behalf, and in his capacity as shown below, (a) a Registration Statement of Bank of the Carolinas Corporation on Form S-1 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of shares of voting common stock of Bank of the Carolinas Corporation, and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the “Registration Statement”), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and he hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as he might or could do personally in his capacity as aforesaid, and he hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

IN WITNESS WHEREOF, the undersigned director in the capacity noted has hereunto set his hand as of the date indicated below.

Dated: March 26, 2015

SIGNATURE	CAPACITY

/s/ John D. Russ	Director
John D. Russ